SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 13, 2006
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                      WNC HOUSING TAX CREDIT FUND III, L.P.
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             (Exact name of registrant as specified in its charter)


      California                     0-21494                   33-0463432
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
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                                       N/A
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          (Former name or former address, if changed since last report)









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Item 7.01  Regulation FD Disclosure.

On or about February 13, 2006, the registrant mailed a letter dated February 13, 2006 to its limited partners. A copy of the letter is attached to this report as
Exhibit 20.1.

The letter attached to this report as Exhibit 20.1 contains forward-looking statements. All statements other than statements of historical fact may be forward-looking statements. These include statements regarding the registrant's future financial results, operating results, business strategies, projected costs and capital expenditures, products, competitive positions, and plans and objectives of management for future operations. Forward-looking statements may be identified by the use of words such as "may," "will," "should," "expect," "plan," anticipate," "believe," "estimate," "predict," "intend" and "continue," or the negative of these terms, and include the assumptions that underlie such statements. The registrant's actual results could differ materially from those expressed or implied in these forward-looking statements as a result of various risks and uncertainties, including those set forth in the registrant's most recent annual report on Form 10-K. All forward-looking statements in the letter attached to this report are based on information available to the registrant as of the date hereof and the registrant assumes no obligation to update any such statements.

Item 9.01.  Financial Statements and Exhibits


Exhibit 20.1      Letter to Limited Partners dated February 13, 2006







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND III, L.P.

Date: February 13, 2006       By:    WNC &  Associates, Inc.,
                                     General Partner

                                     By: /s/ THOMAS J. RIHA
                                         -------------------
                                         Thomas J. Riha,
                                         Senior Vice President - Chief Financial
                                         Officer






















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                                  EXHIBIT INDEX

     Exhibit
     Number            Description


     Exhibit 20.1      Letter to Limited Partners dated February 13, 2006